UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) February 24, 2015

Domino’s Pizza, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of

Incorporation or Organization)

001-32242	38-2511577
(Commission File Number)	(I.R.S. Employer Identification No.)

30 Frank Lloyd Wright Drive Ann Arbor, Michigan	48105
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (734) 930-3030

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Section 2 – Financial Information

Item 2.02	Results of Operations and Financial Condition

In the fourth quarter of 2014, several organizational changes were made within the Company’s management structure, with one of the changes impacting the management of our supply chain operations. As a result, management determined that our previous domestic supply chain segment and the international supply chain operations division of our previous international segment should be combined into a new global supply chain segment. As a result, we now report the following three business segments: domestic stores, supply chain and international franchise. While the consolidated results of the Company have not been impacted by this change in our reportable segments, we have restated our historical segment information in order to provide readers of our financial statements with a consistent presentation. Our global supply chain results are included in our Supply Chain segment shown below. Our international franchise operations are included in our International Franchise segment shown below.

This Form 8-K provides a summary of the Company’s fiscal 2014 and fiscal 2013 quarterly segment operating results as if they had been reported under this new segment structure. Consolidated results remain unchanged. The information contained in this Form 8-K is being furnished pursuant to Item 2.02, Results of Operation and Financial Condition. Beginning with the fiscal year ended December 28, 2014, our financial statements will reflect the new reportable segment structure with prior periods adjusted accordingly.

The following tables summarize revenues, income from operations and earnings before interest, taxes, depreciation, amortization and other, which is the measure by which the Company allocates resources to its segments and which we refer to as Segment Income, for each of our reportable segments.

	Fiscal Quarters Ended March 23, 2014 and March 24, 2013
(In thousands)	Domestic Stores	Supply Chain	International Franchise	Intersegment Revenues	Other	Total
Revenues –
2014	$135,878	$309,052	$33,640	$(24,718)	$—	$453,852
2013	132,412	278,554	29,865	(23,214)	—	417,617
Income from operations –
2014	$48,091	$23,967	$27,423	N/A	$(15,306)	$84,175
2013	43,835	22,909	24,680	N/A	(15,899)	75,525
Segment Income –
2014	$47,979	$26,025	$27,463	N/A	$(7,972)	$93,495
2013	45,302	24,779	24,712	N/A	(8,109)	86,684

	Fiscal Quarters Ended June 15, 2014 and June 16, 2013
(In thousands)	Domestic Stores	Supply Chain	International Franchise	Intersegment Revenues	Other	Total
Revenues –
2014	$130,852	$308,718	$34,683	$(23,790)	$—	$450,463
2013	126,676	279,719	30,163	(22,549)	—	414,009
Income from operations –
2014	$44,014	$23,124	$28,971	N/A	$(14,746)	$81,363
2013	42,328	22,368	24,482	N/A	(15,337)	73,841
Segment Income –
2014	$45,673	$25,126	$28,710	N/A	$(7,996)	$91,513
2013	43,746	24,300	24,281	N/A	(8,283)	84,044

	Fiscal Quarters Ended September 7, 2014 and September 8, 2013
(In thousands)	Domestic Stores	Supply Chain	International Franchise	Intersegment Revenues	Other	Total
Revenues –
2014	$129,502	$306,131	$34,560	$(23,625)	$—	$446,568
2013	123,769	272,766	29,499	(21,984)	—	404,050
Income from operations –
2014	$43,000	$22,952	$28,288	N/A	$(17,299)	$76,941
2013	39,719	19,778	23,601	N/A	(16,322)	66,776
Segment Income –
2014	$44,761	$25,033	$28,327	N/A	$(10,110)	$88,011
2013	41,205	21,787	23,635	N/A	(8,939)	77,688

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOMINO’S PIZZA, INC.
(Registrant)

Date:	February 24, 2015	/s/ Michael T. Lawton
Michael T. Lawton
Chief Financial Officer